Quarterly Holdings Report
for
Fidelity® Real Estate Equity Central Fund
December 31, 2022
REE-NPRT1-0323
1.9862251.108
Common Stocks - 98.3%
	Shares	Value ($)
Commercial Services & Supplies - 0.8%
REITs - Diversified - 0.8%
CoreCivic, Inc. (a)	689,200	7,967,152
Equity Real Estate Investment Trusts (REITs) - 95.5%
REITs - Apartments - 16.7%
Essex Property Trust, Inc.	202,019	42,811,866
Invitation Homes, Inc.	1,245,704	36,922,667
Mid-America Apartment Communities, Inc.	376,800	59,153,832
UDR, Inc.	795,982	30,828,383
		169,716,748
REITs - Diversified - 15.8%
Crown Castle International Corp.	111,900	15,178,116
Equinix, Inc.	145,038	95,004,241
Lamar Advertising Co. Class A	296,900	28,027,360
VICI Properties, Inc.	676,831	21,929,324
		160,139,041
REITs - Health Care - 10.4%
CareTrust (REIT), Inc. (b)	763,400	14,183,972
Ventas, Inc.	1,216,294	54,794,045
Welltower, Inc.	553,266	36,266,586
		105,244,603
REITs - Hotels - 4.3%
Host Hotels & Resorts, Inc.	819,700	13,156,185
Ryman Hospitality Properties, Inc. (b)	367,500	30,054,150
		43,210,335
REITs - Management/Investment - 1.2%
LXP Industrial Trust (REIT)	1,178,237	11,805,935
REITs - Manufactured Homes - 4.2%
Equity Lifestyle Properties, Inc.	662,500	42,797,500
REITs - Office Property - 4.1%
Alexandria Real Estate Equities, Inc. (b)	287,980	41,950,047
REITs - Shopping Centers - 6.2%
Phillips Edison & Co., Inc. (b)	513,700	16,356,208
SITE Centers Corp. (b)	2,036,700	27,821,322
Urban Edge Properties	1,289,100	18,163,419
		62,340,949
REITs - Single Tenant - 5.7%
Four Corners Property Trust, Inc.	1,106,800	28,699,324
Spirit Realty Capital, Inc. (b)	730,600	29,172,858
		57,872,182
REITs - Storage - 9.9%
CubeSmart (b)	1,696,719	68,292,940
Public Storage	113,000	31,661,470
		99,954,410
REITs - Warehouse/Industrial - 17.0%
EastGroup Properties, Inc.	158,700	23,497,122
Prologis (REIT), Inc.	1,171,737	132,089,912
Terreno Realty Corp.	292,016	16,606,950
		172,193,984
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		967,225,734
IT Services - 0.4%
Internet Services & Infrastructure - 0.4%
Cyxtera Technologies, Inc. Class A (a)	2,029,127	3,895,924
Real Estate Management & Development - 1.6%
Real Estate Operating Companies - 0.3%
WeWork, Inc. (a)(b)	2,502,600	3,578,718
Real Estate Services - 1.3%
CBRE Group, Inc. (a)	166,600	12,821,536
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		16,400,254
TOTAL COMMON STOCKS (Cost $981,794,677)		995,489,064

Money Market Funds - 3.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (c)	12,901,473	12,904,053
Fidelity Securities Lending Cash Central Fund 4.37% (c)(d)	25,106,637	25,109,147
TOTAL MONEY MARKET FUNDS (Cost $38,013,200)		38,013,200

TOTAL INVESTMENT IN SECURITIES - 102.0% (Cost $1,019,807,877)	1,033,502,264
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(20,428,119)
NET ASSETS - 100.0%	1,013,074,145

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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